Kirby Corporation
Putting America’s Waterways to Work
NYSE: KEX
February 2007

Statements contained in this presentation with respect to the future are forward-looking statements. These statements reflect management’s reasonable judgement with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including cyclical or other downturns in demand, significant pricing competition, unanticipated additions to industry capacity, changes in the Jones Act or in U.S. maritime policy and practice, fuel costs, interest rates, weather conditions and the timing, magnitude and the number of acquisitions made by Kirby. Forward-looking statements are based on currently available information and Kirby assumes no obligation to update such statements. A list of additional risk factors can be found in Kirby’s annual report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

Kirby reports its financial results in accordance with generally accepted accounting principles (GAAP). However, Kirby believes that certain Non-GAAP financial measures are useful in managing Kirby’s businesses and evaluating Kirby’s performance. This presentation contains two Non-GAAP financial measures, adjusted net earnings and EBITDA. Please see the Appendix for a reconciliation of GAAP to Non-GAAP financial measures.
Forward Looking Statement
Non-GAAP Financial Measures

Marine Transportation
82% of 2006 Revenue - $807.2 million
Largest U.S. Inland Tank Barge Operator
Diesel Engine Services
18% of 2006 Revenue - $177.0 million
Largest U.S. EMD Diesel Services Company
Kirby... Business Operations

NYSE:   K E X
Kirby…Public Market Facts

Current Price (February 13, 2007)	$35.85
Number of Shares O/S	53.0M
Market Capitalization	$1,899M
Debt (December 31, 2006)	$310M
Enterprise Value	$2,209M
Employees	3,000

Kirby Facts
•
Largest inland tank barge operator
•
Operates 904 barges and 241 towing vessels
•
Sustainable competitive advantages:
–
Lowest cost due to economies of scale
–
Best positioned for growth opportunities
–
“One Stop Shop” for customers
•
70% of Kirby’s business is under contract and 30% in the spot market
•
Successful integration of 25 marine acquisitions

* Towboats Only
Shipper Owned (Blue)
Independent (Red)
Acquisitions in Core Business

Date	No. of Tank Barges	Description
1986	5	Alliance Marine
1989	35	Alamo Inland Marine Co.
1989	53	Brent Towing Company
1991	3	International Barge Lines, Inc.
1992	38	Sabine Towing & Transportation Co.
1992	26	Ole Man River Tower, Inc.
1992	29	Scott Chotin, Inc.
1992	*	South Texas Towing
1993	72	TPT, Division of Ashland
1993	*	Guidry Enterprises
1993	53	Chotin Transportation Company
1994	96	Dow Chemical (transportation assets)

Date	No. of Tank Barges	Description
1999	270	Hollywood Marine, Inc. - Stellman, Alamo Barge Lines, Ellis Towing, Arthur Smith, Loch Ellis, Mapco
2002	15	Cargo Carriers
2002	64	Coastal Towing, Inc. (barge management Agreement for 54 barges)
2002	94	Dow/Union Carbide (transportation assets)
2003	64	SeaRiver Maritime (ExxonMobil)
2005	10	American Commercial Line (black oil fleet)
2006	*	Capital Towing
2007	37	Coastal Towing, Inc. (operated barges since 2002 under barge management agreement)
2007	21	Cypress Barge Leasing, LLC (operated as leased barges since 1994)

17.4% growth rate from 1988-2006
Revenue... Business Operations

1994-2001 adjusted to exclude goodwill amortization expense
2002 adjusted to exclude impairment charges of $12.5 million, net of taxes, or $.51 per share
See Appendix for reconciliation of GAAP to Non-GAAP earnings per share
Earnings per share have been revised to reflect 2-for-1 stock split effective May 31, 2006
15.7% growthrate
from 1994 - 2006
Earnings Per Share From Continuing Operations Before Adjustments
Guidance
Earnings Per Share

St. Paul
Sioux City
Chicago
Pittsburgh
Charleston
St. Marks
Tulsa
Corpus Christi
New Orleans
St. Louis
Cincinnati
Mobile
Brownsville
Houston
Texas and Louisiana account for 80% of
the total U.S.
production of
chemicals and petrochemicals
12,000 miles of navigable waterways linking America’s heartland to the world
Kirby is one of the few operators  offeringdistribution throughout the Mississippi River System and Gulf Intracoastal  Waterway
Inland Waterway System

Industry Facts
•
Approximately 17,800 dry cargo barges, 2,850 liquid tank barges. Kirby is principally in the liquid cargo business.
•
No competition from foreign companies due to a U.S. law known as the Jones Act
•
Always a market to move product by barge on inlandwaterways
•
Equipment not subject to economic obsolescence because draft and lock restrictions limit the size of barges
•
Barges are mobile, carry wide range of cargoes, and service different geographic markets
•
Inland waterway system plays a vital role in the U.S. economy
•
Inland waterway system is an environmentally friendly mode of transportation

2,850 Barges
17,800 Barges
Differences Between Liquid Tank
Barges and Dry Cargo Barges

	Liquid	Dry Cargo
Cargoes	Petrochemicals, Black oil products, Refined products	Grain, Coal, Aggregate, Steel
Value of Cargo	High	Generally much lower
Pricing Drivers	Added value-safety, service and availability	Availability
Volatility of Volumes	Low	High
Crews	Licensed Pilothouse, Licensed Tankerman	Pilot house only
Cost of Barges	195x35/1500 tons barge - $1,300,000	195x35/1500 tons barge -$450,000
Regulatory Requirements	U.S. Coast Guard Inspected	Not Inspected

185 single hull tank
barges industry wide,
13 operated by Kirby
Number of Inland Tank Barges
For the years 1993 through 2006

Source: Informa Economics, Barge Fleet Profile, March 2006
Inland Tank Barge Fleet

Artificially
High
Demand
Steady
Demand
Old Fleet
New Fleet
Inland Tank Barge Fleet

17,397 on  Jan. 7, 2007
1/5/07
Refinery Operable Capacity

 90,000 bbl. three-barge tow is equivalent to:
Kirby’s fleet capacity of 17.0 million bbls. equates to 85,000 trucks, or 22,600 rail cars
Rail Cars
120
Trucks
450
Barges Compete Successfully
With Rails and Trucks

One gallon of fuel in a barge can move one ton of freight 522 miles, compared to 403 miles by rail and only 80 miles for a truck.
Barge
Rail
Truck
Barges…
Efficient

While moving one ton of freight 1,000 miles:
•
Smog is a major problem in most major cities
•
Oxides of nitrogen are the chemicals that produce smog
Trains produce 3.5 times more nitrogen oxides
as barges
Trucks produce 19 times more nitrogen oxides
as barges
Barges…
Environmentally Friendly

KIRBY INLAND MARINE

•
Benzene
•
Styrene
•
Methanol
•
Acrylonitrile
•
Xylene
•
Caustic soda
•
Butadiene
•
Propylene
Petrochemicals – 67%
•
Residual fuel
•
No. 6 fuel oil
•
Coker feed
•
Vacuum gas
•
Asphalt
Black Oil  Products – 20%
•
Anhydrous
ammonia
•
Nitrogen-
based liquid
fertilizer
•
Industrial
ammonia
Agricultural Chemicals – 3%
•
Gasoline
•
Jet fuel
•
Diesel fuel
•
Naphtha
Refined Products – 10%
Largest Inland Tank Barge Operator

Petrochemicals
/Refined
Products
High Capacity
pumps –
Specialty
coated tanks
705
63
114
12
10
Pressure
Pressurized
tanks
Black Oil
Self-contained
heating
systems
Anhydrous
Ammonia
Refrigeration
tanks
Specialty
Stainless steel
tanks
High Tech and Diverse Fleet
904 Active Tank Barges

Fleet Size and Diversity…
Better Asset Utilization
•
Better Asset Utilization
–
More backhaul opportunities
–
Faster barge turnarounds
–
More efficient use of horsepower
–
Barges positioned closer to cargos
•
Lower Incremental Costs
–
Enhanced purchasing power
–
Minimal incremental G&A from fleet additions
–
Less cleaning due to more barges with compatible prior cargos

Informa Economics, Barge Fleet Profile, March 2006 - Adjusted
Kirby Outpaces the Competition
Tank Barge Owners By Number of Tank Barges

Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Kirby Corporation	904	-
American Commercial Lines LLC	371	2,803
Marathon Oil Corporation	170	-
Canal Barge Company, Inc.	169	273
Ingram Barge Company	165	3,716
Florida Marine	91	-
Blessey Enterprises	86	-
American River Transportation Co	82	2,076
Higman Barge Lines, Inc.	80	-
Cenac Towing Company, Inc.	72	-
PPG Industries, Inc.	59	-
Southern Towing Company	53	-
Martin Midstream Partners	52	-
Settoon Towing, LLC	49	-
Magnolia Marine Transport Co	45	-
LeBeouf Brothers Towing Co	44	-
Olin Corporation	29	-
John W. Stone Oil	28	-
Buffalo Marine Service, Inc.	24	-
Rhodia, Inc.	20	-
ConocoPhillips Company	20	-
River City Towing Services	19	-
Houston Marine Services, Inc.	18	-
Lyondell Chemical Company	17	-

Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Dynegy Midstream Services	16	-
Dupont	16	-
Waxler Towing Company, Inc.	15	-
Horizon Maritime	15	-
Highland Towing	13	-
Devall Towing	12	-
Chem Carriers, Inc.	12	-
Plaquemine Towing Corp.	11	-
Golding Barge Lines, Inc.	9	-
Grifco	8	-
Westlake/GA&O Corporation	8	-
Merichem Company	7	-
Apex Towing	7	-
Republic of Texas	6	-
Hines Barge Line	6
American Milling	5	11
Mon River Towing, Inc.	4	142
Reilly Industries	4	-
Memphis Barge Lines	4	-
Barge Management, Inc.	3	-
Cytec Industries	2	-
Jantran, Inc.	1	-
Other dry cargo carriers	-	8,768
TOTAL	2,850	17,789

End Uses of Products…
Demand Drivers

Revenue Distribution	Products Moved	Products	Drivers
67%	Petrochemicals and Chemicals	Benzene, Styrene, Methanol, Acrylonitrile, Xylene, Caustic Soda, Butadiene, Propylene	Housing, Consumer Goods, Autos, Clothing
20%	Black Oil Products	Residual Fuel, No. 6 Fuel Oil, Coker Feedstock, Vacuum Gas Oil, Asphalt	Road Construction, Feed Stock for Refineries and Fuel for Power Plants and Ships
10%	Refined Products	Gasoline, Jet Fuel, Diesel Fuel, Naphtha	Vehicle Usage, Air Travel, Weather
3%	Agricultural Chemicals	Anhydrous Ammonia, Nitrogen- based Liquid Fertilizer, Industrial Ammonia	Corn, Cotton and Wheat Production

•
Committed to dedicating adequate resources to achieve safety objectives
–
Extensive company-owned and operated training facility
–
Seamen’s Church Institute
(Towboat Simulator)
•
Industry leader
–
First winner of Benkert Award,
highest award given by Department
of Transportation for safety and environmental protection
Strong Emphasis on Safety…
Safety Is Our Franchise To Operate

Blue Chip Customers

Kirby Engine Systems

Markets
•
Medium-Speed
–
Electro-Motive Diesel (EMD)
–
Alco
–
Ingersoll-Rand
•
High-Speed
–
Caterpillar
–
Cummins
–
Detroit Diesel
–
John Deere
•
Transmissions/Reduction Gears
–
Allison
–
Falk
–
Twin-Disc
Engines and Transmissions/
Reduction Gears
Diesel Engine Services
Medium-Speed and High-Speed Diesel Engines
•
Marine
–
Inland Waterway Carriers – Dry and Liquid
–
Offshore Towing – Dry and Liquid
–
Offshore Drilling Rigs & Supply Boats
–
Harbor Towing
–
Dredging
–
Great Lakes Ore Carriers
•
Power Generation, Nuclear and Industrial
–
Standby Power Generation
–
Pumping Stations
–
Industrial Reduction Gears
–
Land Drilling Rigs – Expansion Opportunity
•
Railroad
–
Passenger (Transit Systems)
–
Class II
–
Shortline and Industrial

Bearing and element
replacement
Case welding and
machining
Line boring
Alignment
Overhauls
Component repair
Block welding
Line boring
Remanufacture
engines
Troubleshooting
Genuine OEM new
parts
Kirby remanufactured
parts
Nuclear dedication
services
Replacement Parts
Engine Repair
Reduction Gear Repair
Services

Acquisitions and Internal
Growth

Acquisitions
1987	National Marine
1991	Ewing Diesel
1995	Percle Enterprises
1996	MKW Power Systems
1997	Crowley (Power Assembly Shop)
2000	West Kentucky Machine Shop
2000	Powerway
2004	Walker Paducah Corp.
2005	TECO (Diesel Services Division)
2006	Global Power Holding Company
2006	Marine Engine Specialists

Internal Growth
1989	Midwest
1992	Seattle
1993	Shortline & Industrial Rails
2000	Cooper Nuclear
2001	Transit & Class II Rails

Medium – Speed Engines
High-Speed Engines
AMTRAK
AEP/Memco
Diamond Offshore
Florida Power & Light
Moran Towing
NJ Transit
TECO Transport
Tidewater
TODCO
Cal Dive International
Halliburton
Horizon Offshore
Nabors Offshore
Pride Offshore
Schlumberger
Seacor Holdings
Superior Energy Services
Tidewater
Key Customers

Market Conditions

•
Record revenues, net earnings, earnings per share and EBITDA
•
Petrochemical, black oil and refined products markets remained strong
•
Favorable weather conditions positively impacted financial results, with delay days down 17% when compared with 2005 year
•
Contract rates up 6% to 8%. Spot market rates higher than contract and up over 25% compared with 2005 year
•
Diesel engine services – accretive earnings from Global and Marine Engine Specialist acquisitions, as well as continued strong service and direct parts sales in the majority of its markets
Market Conditions
2006 Year

•
2007 first quarter earnings per share guidance of $.40 to $.45, compared with $.43 for 2006 first quarter
•
Guidance based on:
•
Marine transportation operating fundamentals remain strong
•
Diesel engine services operating fundamentals remain strong
•
2007 year earnings per share guidance of $1.95 to $2.10, compared with $1.79 for 2006
2007 First Quarter and Year Outlook

Future Growth Opportunities
•
Acquire inland tank barge operations
–
Kirby operates more efficiently due to size and distribution system
–
Competitors face fleet replacement decisions
–
Outsourcing by shippers provides growth opportunities
–
Customers seek to single source their requirements
•
Expand services related to marine operations
–
Purchased two-thirds interest in Osprey Line, a provider of container on barge feeder service
–
Purchased remaining 65% interest in four offshore dry-bulk barge/tug units in March 2006
–
Manage or acquire marine facilities
•
Expand diesel engine service operations
–
Purchased Global Power Holding Company and Marine Engine Specialists, Gulf Coast high-speed diesel engine services providers
–
Existing geographic foot print presents opportunities for expansion
–
Continue to develop exclusive parts distribution relationships

Osprey Line, LLC
•
Purchased one-third interest in April 2004
•
Increased ownership to two-thirds in January 2006
•
Transports containers on barge on U.S. inland waterway system
•
Future growth opportunity as U.S. contends with congestion problems
•
Provides attractive alternative to rail and truck
•
Very complementary to Kirby’s existing distribution system and customer base

Financial Highlights

For Year Ended December 31, 2006

Operating Margins

12.9% growth rate
from 1994 - 2006
See Appendix for reconciliation of GAAP net earnings to Non-GAAP EBITDA
EBITDA Per Share Growth

* Excluding acquisitions
Expansion Barges
Cap. Ex. Guidance
$135
$30
$40
Cash Flows

 32.9%
57.3%
Debt/Capitalization

Balance Sheet

•
Investment grade public debt
–
Standard & Poor’s – BBB+
–
Moody’s – Baa3
•
8-year unsecured Private Placement due 2013
–
$200 million outstanding
–
Floating rate of LIBOR +0.5%
–
No required principal payments until maturity
•
$250 Million Revolving Credit Facility
–
Accordion feature allows maximum amount to increase to $325 million without amendment
•
Protection against interest rate increases
–
$200 million of interest rate swaps and a collar
Financial Strength

Why Invest In Kirby?

•
Consistent long-term record of success in our two core businesses
•
Excellent business fundamentals
•
Strong free cash flow for growth
•
Internal and external growth opportunities in core businesses
•
Strong operating leverage with every 1% increase in marine transportation segment margin adds $.08 per share to earnings; for diesel segment, adds $.02 per share to earnings
•
Fleet expansions will improve asset utilization, operating efficiencies and reduce costs
Why Invest in Kirby?

Thank You  For Listening to Our Story
Kirby Corporation
Putting America’s
Waterways to Work

Appendix

Petrochemical Plant Inputs and Products
Natural Gas
è
Ethylene                80%
Naptha
20%
77%
Feedstock
Feedstock
Products
Products
Source: Petrochemicals by Burdick & Leffer
è
Propylene                3%
è
Butylene                  2%
è
Others                    15%
è
Ethylene                23%
è
Propylene             13%
Butylene                15%
è
è
Others                    49%